                                                                      EXHIBIT 16

INVESTMENT PERFORMANCE -- EATON VANCE CALIFORNIA MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended September 30, 1997.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
09/30/97          09/30/87      $952.92        $1,991.90      109.02%     7.65%         99.19%      7.13%

5 YEARS ENDED
09/30/97          09/30/92      $952.72        $1,344.80       41.16%     7.14%         34.48%      6.10%

1 YEAR ENDED
09/30/97          09/30/96      $952.29        $1,057.51       11.05%    11.05%          5.75%      5.75%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                              Exhibit 16



          EV CALIFORNIA MUNICIPALS FUND CLASS A
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/97:

                            Interest Income Earned:       $22,254
 Plus                       Dividend Income Earned:
                                                          -------
 Equal                                Gross Income:       $22,254

 Minus                                    Expenses:        $1,455
                                                          -------
 Equal                       Net Investment Income:       $20,799

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:       435,610
                                                          -------
 Equal      Net Investment Income Earned Per Share:       $0.0477

                 Net Asset Value Per Share 9/30/97:        $11.44

                                     30 Day Yield*:          5.06%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                          -------
 Equal                     Tax Equivalent Yield **:          7.33%

          Divided by one minus a tax rate of 37.90%:       0.6210
                                                          -------
 Equal                     Tax Equivalent Yield***:          8.15%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0477/$11.44)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and California tax rate of 37.90%

INVESTMENT PERFORMANCE -- EATON VANCE CALIFORNIA MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended September 30, 1997.




                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/97    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
09/30/97          09/30/87      $1,987.49      $1,987.49      98.75%      7.11%         98.75%      7.11%

5 YEARS ENDED
09/30/97          09/30/92      $1,342.22      $1,322.32      34.22%      6.06%         32.23%      5.75%

1 YEAR ENDED
09/30/97          09/30/96      $1,099.77      $1,049.77       9.98%      9.98%          4.98%      4.98%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



          EV CALIFORNIA MUNICIPALS FUND CLASS B
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/97:

                            Interest Income Earned:    $1,524,542
 Plus                       Dividend Income Earned:
                                                       ----------
 Equal                                Gross Income:    $1,524,542

 Minus                                    Expenses:      $450,130
                                                       ----------
 Equal                       Net Investment Income:    $1,074,413

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    32,313,029
                                                       ----------
 Equal      Net Investment Income Earned Per Share:       $0.0333

                 Net Asset Value Per Share 9/30/97:        $10.01

                                     30 Day Yield*:          4.03%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                       ----------
 Equal                     Tax Equivalent Yield **:          5.84%

          Divided by one minus a tax rate of 37.90%:       0.6210
                                                       ----------
 Equal                     Tax Equivalent Yield***:          6.49%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0333/$10.01)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and California tax rate of 37.90%

INVESTMENT PERFORMANCE -- EATON VANCE FLORIDA MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 28, 1990 through September 30, 1997 and for the 1 and 5 year periods ended
September 30, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              08/28/90      $952.75        $1,615.76      69.60%      7.74%         61.58%      7.00%

5 YEARS ENDED
09/30/97          09/30/92      $952.80        $1,291.61      35.56%      6.27%         29.16%      5.25%

1 YEAR ENDED
09/30/97          09/30/96      $952.08        $1,016.34       6.75%      6.75%          1.63%      1.63%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                        Exhibit 16



          EV FLORIDA  MUNICIPALS FUND CLASS A
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/97

                            Interest Income Earned:         $36,681
 Plus                       Dividend Income Earned:
                                                            -------
 Equal                                Gross Income          $36,681

 Minus                                    Expenses           $4,537
                                                            -------
 Equal                       Net Investment Income          $32,144

 Divided by           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         785,425
                                                            -------
 Equal      Net Investment Income Earned Per Share          $0.0409

                 Net Asset Value Per Share 9/30/9            $11.17

                                     30 Day Yield             4.43%

 Divided by    One minus the Tax Rate of 31%:                  0.69
                                                            -------
 Equal               Tax Equivalent Yield **:                 6.42%

          Divided by one minus a tax rate of 35%:            0.6500
                                                            -------
 Equal                     Tax Equivalent Yield**             6.82%




 *   Yield is calculated on a bond equivalent rate as follows:
                   6
 2[(($0.0409/$11.17)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Florida tax rate of 35.00%

INVESTMENT PERFORMANCE -- EATON VANCE FLORIDA MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 28, 1990 through September 30, 1997 and for the 1 and 5 year periods ended
September 30, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/97    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              08/28/90      $1,651.16      $1,651.16      65.12%      7.33%         65.12%      7.33%

5 YEARS ENDED
09/30/97          09/30/92      $1,319.82      $1,299.89      31.98%      5.71%         29.99%      5.39%

1 YEAR ENDED
09/30/97          09/30/96      $1,058.90      $1,008.90       5.89%      5.89%          0.89%      0.89%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                        Exhibit 16



          EV  FLORIDA  MUNICIPALS FUND CLASS B
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/97

                            Interest Income Earned:      $2,314,563
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income       $2,314,563

 Minus                                    Expense          $668,386
                                                         ----------
 Equal                       Net Investment Incom        $1,646,178

 Divided by           Average daily number of shares
                     outstanding that were entitled
                              to receive dividend        48,312,493
                                                         ----------
 Equal      Net Investment Income Earned Per Share          $0.0341

                 Net Asset Value Per Share 9/30/9            $10.90

                                     30 Day Yield             3.78%

 Divided by    One minus the Tax Rate of 31%:                  0.69
                                                         ----------
 Equal               Tax Equivalent Yield **:                 5.48%

          Divided by one minus a tax rate of 35%:            0.6500
                                                         ----------
 Equal                     Tax Equivalent Yield**            5.82%




 *   Yield is calculated on a bond equivalent rate as follows:
                   6
 2[(($0.0341/$10.9)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Florida tax rate of 35.00%

INVESTMENT PERFORMANCE -- EATON VANCE MASSACHUSETTS MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 18, 1991 through September 30, 1997 and for the 1 and 5 year periods ended
September 30, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              04/18/91      $952.40        $1,487.39      56.16%      7.14%         48.74%      6.34%

5 YEARS ENDED
09/30/97          09/30/92      $952.55        $1,273.71      33.73%      5.98%         27.37%      4.96%

1 YEAR ENDED
09/30/97          09/30/96      $952.87        $1,042.94       9.45%      9.45%          4.29%      4.29%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                              Exhibit 16



          EV MASSACHUSETTS MUNICIPALS FUND CLASS A
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/97:

                            Interest Income Earned:       $21,848
 Plus                       Dividend Income Earned:
                                                          -------
 Equal                                Gross Income:       $21,848

 Minus                                    Expenses:        $2,630
                                                          -------
 Equal                       Net Investment Income:       $19,218

 Divided b           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:       487,385
                                                          -------
 Equal      Net Investment Income Earned Per Share:       $0.0394

                 Net Asset Value Per Share 9/30/97:        $10.10

                                     30 Day Yield*:         4.73%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                          -------
 Equal                     Tax Equivalent Yield **:         6.86%

          Divided by one minus a tax rate of 39.28%:       0.6072
                                                          -------
 Equal                     Tax Equivalent Yield***:         7.79%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0394/$10.1)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Massachusetts tax rate of 39.28%

INVESTMENT PERFORMANCE -- EATON VANCE MASSACHUSETTS MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 18, 1991 through September 30, 1997 and for the 1 and 5 year periods ended
September 30, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/97    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              04/18/91      $1,540.77      $1,540.77      54.08%      6.92%         54.08%      6.92%

5 YEARS ENDED
09/30/97          09/30/92      $1,319.28      $1,299.28      31.93%      5.70%         29.93%      5.38%

1 YEAR ENDED
09/30/97          09/30/96      $1,084.10      $1,034.10       8.41%      8.41%          3.41%      3.41%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



          EV MASSACHUSETTS MUNICIPALS FUND CLASS B
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/97:

                            Interest Income Earned:    $1,135,302
 Plus                       Dividend Income Earned:
                                                       ----------
 Equal                                Gross Income:    $1,135,302

 Minus                                    Expenses:      $320,688
                                                       ----------
 Equal                       Net Investment Income:      $814,614

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    22,692,070
                                                       ----------
 Equal      Net Investment Income Earned Per Share:       $0.0359

                 Net Asset Value Per Share 9/30/97:        $10.69

                                     30 Day Yield*:          4.06%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                       ----------
 Equal                     Tax Equivalent Yield **:         5.88%

          Divided by one minus a tax rate of 39.28%:       0.6072
                                                       ----------
 Equal                     Tax Equivalent Yield***:         6.69%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0359/$10.69)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Massachusetts tax rate of 39.28%

INVESTMENT PERFORMANCE -- EATON VANCE MASSACHUSETTS MUNICIPALS FUND - CLASS I SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 18, 1991 through September 30, 1997 and for the 1 and 5 year periods ended
September 30, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                  VALUE OF A $1,000 INVESTMENT



                                              VALUE OF
INVESTMENT              INVESTMENT          INVESTMENT                TOTAL RETURN
PERIOD                  DATE                ON 09/30/97          CUMULATIVE  ANNUALIZED
------                  ----                -----------          ----------  ----------

LIFE OF
FUND                    04/18/91            $1,590.72            59.07%      7.45%

5 YEARS ENDED
09/30/97                09/30/92            $1,362.00            36.20%      6.37%

1 YEAR ENDED
09/30/97                09/30/96            $1,092.82             9.28%      9.28%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                              T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000

                                              Exhibit 16



          EV MASSACHUSETTS MUNICIPALS FUND CLASS I
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/97:

                            Interest Income Earned:       $36,421
 Plus                       Dividend Income Earned:
                                                          -------
 Equal                                Gross Income:       $36,421

 Minus                                    Expenses:        $5,422
                                                          -------
 Equal                       Net Investment Income:       $30,999

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:       789,942
                                                          -------
 Equal      Net Investment Income Earned Per Share:       $0.0392

                 Net Asset Value Per Share 9/30/97:         $9.89

                                     30 Day Yield*:          4.80%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                          -------
 Equal                     Tax Equivalent Yield **:         6.96%

          Divided by one minus a tax rate of 39.28%:       0.6072
                                                          -------
 Equal                     Tax Equivalent Yield***:         7.91%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0392/$9.89)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Massachusetts tax rate of 39.28%

INVESTMENT PERFORMANCE -- EATON VANCE MISSISSIPPI MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 11, 1993 through September 30, 1997 and for the 1 year period ended
September 30, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              06/11/93      $952.76        $1,172.33      23.04%      4.93%         17.23%      3.76%

1 YEAR ENDED
09/30/97          09/30/96      $952.48        $1,037.00       8.88%      8.88%          3.70%      3.70%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                               Exhibit 16



                   EV MISSISSIPPI MUNICIPALS FUND CLASS A
           30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                     For the 30 days ended 9/30/97:

                             Interest Income Earned:         $4,497
 Plus                        Dividend Income Earned:
                                                            -------
 Equal                                 Gross Income:         $4,497

 Minus                                     Expenses:         $1,306
                                                            -------
 Equal                        Net Investment Income:         $3,191

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:        104,801
                                                            -------
 Equal       Net Investment Income Earned Per Share:        $0.0304

                 Net Asset Value Per Share 9/30/97:          $10.23

                                      30 Day Yield*:          3.59%

 Divided by           One minus the Tax Rate of 31%:           0.69
                                                            -------
 Equal                      Tax Equivalent Yield **:          5.20%

          Divided by one minus a tax rate of 34.45%:         0.6555
                                                            -------
 Equal                      Tax Equivalent Yield***:          5.48%




 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0304/$10.23)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Mississippi tax rate of 34.45%

INVESTMENT PERFORMANCE -- EATON VANCE MISSISSIPPI MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 11, 1993 through September 30, 1997 and for the 1 year period ended
September 30, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/97    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              06/11/93      $1,227.04      $1,207.10      22.70%      4.86%         20.71%      4.46%

1 YEAR ENDED
09/30/97          09/30/96      $1,084.52      $1,034.52       8.45%      8.45%          3.45%      3.45%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                               Exhibit 16



                  EV MISSISSIPPI MUNICIPALS FUND CLASS B
           30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                     For the 30 days ended 9/30/97:

                             Interest Income Earned:        $95,712
 Plus                        Dividend Income Earned:
                                                          ---------
 Equal                                 Gross Income:        $95,712

 Minus                                     Expenses:        $27,143
                                                          ---------
 Equal                        Net Investment Income:        $68,569

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:      2,150,328
                                                          ---------
 Equal       Net Investment Income Earned Per Share:        $0.0319

                 Net Asset Value Per Share 9/30/97:           $9.97

                                      30 Day Yield*:          3.87%

 Divided by           One minus the Tax Rate of 31%:           0.69
                                                          ---------
 Equal                      Tax Equivalent Yield **:          5.61%

          Divided by one minus a tax rate of 34.45%:         0.6555
                                                          ---------
 Equal                      Tax Equivalent Yield***:          5.90%




 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0319/$9.97)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Mississippi tax rate of 34.45%

INVESTMENT PERFORMANCE -- EATON VANCE NEW YORK MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 30, 1990 through September 30, 1997 and for the 1 and 5 year periods ended
September 30, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              08/30/90      $952.76        $1,683.48      76.68%      8.36%         68.35%      7.62%

5 YEARS ENDED
09/30/97          09/30/92      $952.64        $1,325.64      39.16%      6.83%         32.56%      5.80%

1 YEAR ENDED
09/30/97          09/30/96      $952.47        $1,040.52       9.24%      9.24%          4.05%      4.05%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                              Exhibit 16



          EV NEW YORK MUNICIPALS FUND CLASS A
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/97:

                            Interest Income Earned:        $41,536
 Plus                       Dividend Income Earned:
                                                           -------
 Equal                                Gross Income:        $41,536

 Minus                                    Expenses:         $4,613
                                                           -------
 Equal                       Net Investment Income:        $36,923

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:        822,875
                                                           -------
 Equal      Net Investment Income Earned Per Share:        $0.0449

                 Net Asset Value Per Share 9/30/97:         $11.03

                                     30 Day Yield*:          4.93%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                           -------
 Equal                     Tax Equivalent Yield **:          7.14%

          Divided by one minus a tax rate of 38.99%:        0.6101
                                                           -------
 Equal                     Tax Equivalent Yield***:          8.08%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0449/$11.03)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and New York tax rate of 38.99%

INVESTMENT PERFORMANCE -- EATON VANCE NEW YORK MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 30, 1990 through September 30, 1997 and for the 1 and 5 year periods ended
September 30, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/97    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              08/30/90      $1,717.66      $1,717.66      71.77%      7.93%         71.77%      7.93%

5 YEARS ENDED
09/30/97          09/30/92      $1,352.76      $1,332.76      35.28%      6.23%         33.28%      5.91%

1 YEAR ENDED
09/30/97          09/30/96      $1,082.28      $1,032.28       8.23%      8.23%          3.23%      3.23%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



          EV NEW YORK MUNICIPALS FUND CLASS B
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/97:

                            Interest Income Earned:     $2,503,174
 Plus                       Dividend Income Earned:
                                                        ----------
 Equal                                Gross Income:     $2,503,174

 Minus                                    Expenses:       $681,534
                                                        ----------
 Equal                       Net Investment Income:     $1,821,640

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:     46,234,629
                                                        ----------
 Equal      Net Investment Income Earned Per Share:        $0.0394

                 Net Asset Value Per Share 9/30/97:         $11.30

                                     30 Day Yield*:          4.22%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                        ----------
 Equal                     Tax Equivalent Yield **:          6.12%

          Divided by one minus a tax rate of 38.99%:        0.6101
                                                        ----------
 Equal                     Tax Equivalent Yield***:          6.92%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0394/$11.3)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and New York tax rate of 38.99%

INVESTMENT PERFORMANCE -- EATON VANCE OHIO MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 18, 1991 through September 30, 1997 and for the 1 and 5 year periods ended
September 30, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              04/18/91      $952.38        $1,482.22      55.63%      7.09%         48.22%      6.28%

5 YEARS ENDED
09/30/97          09/30/92      $952.79        $1,283.87      34.75%      6.15%         28.39%      5.12%

1 YEAR ENDED
09/30/97          09/30/96      $952.29        $1,037.10       8.91%      8.91%          3.71%      3.71%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                              Exhibit 16



                  EV  OHIO MUNICIPALS FUND CLASS A
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/97

                            Interest Income Earned:            $15,138
 Plus                       Dividend Income Earned:
                                                               -------
 Equal                                Gross Income:            $15,138

 Minus                                    Expenses:             $2,215
                                                               -------
 Equal                       Net Investment Income:            $12,923

 Divided by           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:            323,700
                                                               -------
 Equal      Net Investment Income Earned Per Share:            $0.0399

                 Net Asset Value Per Share 9/30/97              $10.16

                                     30 Day Yield*:              4.76%

 Divided by          One minus the Tax Rate of 31%:               0.69
                                                               -------
 Equal                     Tax Equivalent Yield **:              6.90%

          Divided by one minus a tax rate of 35.76%:            0.6424
                                                               -------
 Equal                     Tax Equivalent Yield***:              7.41%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0399/$10.16)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Ohio tax rate of 35.76%

INVESTMENT PERFORMANCE -- EATON VANCE OHIO MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 18, 1991 through September 30, 1997 and for the 1 and 5 year periods ended
September 30, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/97    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              04/18/91      $1,553.57      $1,553.57      55.36%      7.06%         55.36%      7.06%

5 YEARS ENDED
09/30/97          09/30/92      $1,345.10      $1,325.10      34.51%      6.11%         32.51%      5.79%

1 YEAR ENDED
09/30/97          09/30/96      $1,079.82      $1,029.82       7.98%      7.98%          2.98%      2.98%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                                  Exhibit 16



                  EV OHIO MUNICIPALS FUND CLASS B
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/97

                            Interest Income Earned:            $1,305,780
 Plus                       Dividend Income Earned:
                                                               ----------
 Equal                                Gross Income:            $1,305,780

 Minus                                    Expenses:              $378,083
                                                               ----------
 Equal                       Net Investment Income:              $927,696

 Divided by           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:            24,597,651
                                                               ----------
 Equal      Net Investment Income Earned Per Share:               $0.0377

                 Net Asset Value Per Share 9/30/97                 $10.93

                                     30 Day Yield*:                 4.17%

 Divided by          One minus the Tax Rate of 31%:                  0.69
                                                               ----------
 Equal                     Tax Equivalent Yield **:                 6.04%

          Divided by one minus a tax rate of 35.76%:               0.6424
                                                               ----------
 Equal                     Tax Equivalent Yield***:                 6.49%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0377/$10.93)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Ohio tax rate of 35.76%

INVESTMENT PERFORMANCE -- EATON VANCE RHODE ISLAND MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 11, 1993 through September 30, 1997 and for the 1 year period ended
September 30, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              06/11/93      $952.74        $1,159.42      21.69%      4.66%         15.94%      3.49%

1 YEAR ENDED
09/30/97          09/30/96      $952.92        $1,035.10       8.62%      8.62%          3.51%      3.51%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                              Exhibit 16



          EV RHODE ISLAND MUNICIPALS FUND CLASS A
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/97:

                            Interest Income Earned:         $8,065
 Plus                       Dividend Income Earned:
                                                           -------
 Equal                                Gross Income:         $8,065

 Minus                                    Expenses:           $681
                                                           -------
 Equal                       Net Investment Income:         $7,384

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:        180,002
                                                           -------
 Equal      Net Investment Income Earned Per Share:        $0.0410

                 Net Asset Value Per Share 9/30/97:         $10.09

                                     30 Day Yield*:          4.93%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                           -------
 Equal                     Tax Equivalent Yield **:          7.14%

          Divided by one minus a tax rate of 36.88%:        0.6312
                                                           -------
 Equal                     Tax Equivalent Yield***:          7.81%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.041 /$10.09)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Rhode Island tax rate of 36.88%

INVESTMENT PERFORMANCE -- EATON VANCE RHODE ISLAND MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 11, 1993 through September 30, 1997 and for the 1 year period ended
September 30, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/97    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              06/11/93      $1,217.35      $1,197.67      21.74%      4.67%         19.77%      4.27%

1 YEAR ENDED
09/30/97          09/30/96      $1,081.94      $1,031.94       8.19%      8.19%          3.19%      3.19%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



          EV RHODE ISLAND MUNICIPALS FUND CLASS B
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/97:

                            Interest Income Earned:       $178,048
 Plus                       Dividend Income Earned:
                                                         ---------
 Equal                                Gross Income:       $178,048

 Minus                                    Expenses:        $42,284
                                                         ---------
 Equal                       Net Investment Income:       $135,763

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      3,863,235
                                                         ---------
 Equal      Net Investment Income Earned Per Share:        $0.0351

                 Net Asset Value Per Share 9/30/97:          $9.84

                                     30 Day Yield*:          4.32%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                         ---------
 Equal                     Tax Equivalent Yield **:          6.26%

          Divided by one minus a tax rate of 36.88%:        0.6312
                                                         ---------
 Equal                     Tax Equivalent Yield***:          6.84%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0351/$9.84)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Rhode Island tax rate of 36.88%

INVESTMENT PERFORMANCE -- EATON VANCE WEST VIRGINIA MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 11, 1993 through September 30, 1997 and for the 1 year period ended
September 30, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              06/11/93      $952.83        $1,173.37      23.14%      4.95%         17.34%      3.78%

1 YEAR ENDED
09/30/97          09/30/96      $952.62        $1,040.03       9.18%      9.18%          4.00%      4.00%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                              Exhibit 16



                  EV  WEST VIRGINIA MUNICIPALS FUND CLASS A
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/97

                            Interest Income Earned:          $8,216
 Plus                       Dividend Income Earned:
                                                            -------
 Equal                                Gross Income:          $8,216

 Minus                                    Expenses:          $1,009
                                                            -------
 Equal                       Net Investment Income:          $7,207

 Divided by           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         183,788
                                                            -------
 Equal      Net Investment Income Earned Per Share:         $0.0392

                 Net Asset Value Per Share 9/30/97           $10.28

                                     30 Day Yield*:           4.62%

 Divided by          One minus the Tax Rate of 31%:            0.69
                                                            -------
 Equal                     Tax Equivalent Yield **:           6.70%

          Divided by one minus a tax rate of 35.49%:         0.6451
                                                            -------
 Equal                     Tax Equivalent Yield***:           7.16%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0392/$10.28)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and West Virginia tax rate of 35.49%

INVESTMENT PERFORMANCE -- EATON VANCE WEST VIRGINIA MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 11, 1993 through September 30, 1997 and for the 1 year period ended
September 30, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/97    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              06/11/93      $1,224.73      $1,204.79      22.47%      4.82%         20.48%      4.42%

1 YEAR ENDED
09/30/97          09/30/96      $1,081.79      $1,031.79       8.18%      8.18%          3.18%      3.18%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



                  EV WEST VIRGINIA MUNICIPALS FUND CLASS B
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/97

                            Interest Income Earned:        $147,143
 Plus                       Dividend Income Earned:
                                                          ---------
 Equal                                Gross Income:        $147,143

 Minus                                    Expenses:         $41,383
                                                          ---------
 Equal                       Net Investment Income:        $105,760

 Divided by           Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:       3,200,492
                                                          ---------
 Equal      Net Investment Income Earned Per Share:         $0.0330

                 Net Asset Value Per Share 9/30/97            $9.97

                                     30 Day Yield*:           4.00%

 Divided by          One minus the Tax Rate of 31%:            0.69
                                                          ---------
 Equal                     Tax Equivalent Yield **:           5.80%

          Divided by one minus a tax rate of 35.49%:         0.6451
                                                          ---------
 Equal                     Tax Equivalent Yield***:           6.20%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.033 /$9.97)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and West Virginia tax rate of 35.49%

INVESTMENT PERFORMANCE -- EATON VANCE NATIONAL MUNICIPALS FUND - CLASS A SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended September 30, 1997.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
09/30/97          09/30/87      $952.53        $2,194.12      130.36%     8.70%         119.41%     8.17%

5 YEARS ENDED
09/30/97          09/30/92      $952.89        $1,420.85       49.10%     8.32%          42.08%     7.28%

1 YEAR ENDED
09/30/97          09/30/96      $952.30        $1,075.57       12.94%    12.94%           7.56%     7.56%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 4.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 4.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 4.75%.

                                              Exhibit 16



               EV TRADITIONAL NATIONAL MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/97

                            Interest Income Earned:        $241,376
 Plus                       Dividend Income Earned:
                                                          ---------
 Equal                                Gross Income:        $241,376

 Minus                                    Expenses:         $32,290
                                                          ---------
 Equal                       Net Investment Income:        $209,086

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:       4,203,023
                                                          ---------
 Equal      Net Investment Income Earned Per Share:         $0.0497

                 Net Asset Value Per Share 9/30/97           $11.82

                                     30 Day Yield*:           5.10%

 Divided by          One minus the Tax Rate of 31%:            0.69
                                                          ---------
 Equal                     Tax Equivalent Yield **:           7.39%








 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0497/$11.82)+1)-1]

 ** Assuming a tax rate of 31%

INVESTMENT PERFORMANCE -- EATON VANCE NATIONAL MUNICIPALS FUND - CLASS B SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended September 30, 1997.




                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/97    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
09/30/97          09/30/87      $2,243.58      $2,243.58      124.36%     8.42%         124.36%     8.42%

5 YEARS ENDED
09/30/97          09/30/92      $1,452.24      $1,432.24       45.22%     7.75%          43.22%     7.45%

1 YEAR ENDED
09/30/97          09/30/96      $1,123.31      $1,073.31       12.33%    12.33%           7.33%     7.33%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



               EV MARATHON NATIONAL MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/97

                            Interest Income Earned:    $10,462,034
 Plus                       Dividend Income Earned:
                                                       -----------
 Equal                                Gross Income:    $10,462,034

 Minus                                    Expenses:     $2,609,747
                                                       -----------
 Equal                       Net Investment Income:     $7,852,287

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    195,409,540
                                                       -----------
 Equal      Net Investment Income Earned Per Share:        $0.0402

                 Net Asset Value Per Share 9/30/97          $10.53

                                     30 Day Yield*:          4.63%

 Divided by          One minus the Tax Rate of 31%:           0.69
                                                       -----------
 Equal                     Tax Equivalent Yield **:          6.71%








 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0402/$10.53)+1)-1]

 ** Assuming a tax rate of 31%

INVESTMENT PERFORMANCE -- EATON VANCE NATIONAL MUNICIPALS FUND - CLASS C SHARES

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the 1, 5, and 10 year periods ended September 30, 1997.  Total return for the period prior to the
Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/97    ON 09/30/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
------            ----          -----------    -----------    ----------  ----------    ----------  ----------

10 YEARS ENDED
09/30/97          09/30/87      $2,201.87      $2,201.87      120.19%     8.21%         120.19%     8.21%

5 YEARS ENDED
09/30/97          09/30/92      $1,425.18      $1,425.18       42.52%     7.34%          42.52%     7.34%

1 YEAR ENDED
09/30/97          09/30/96      $1,120.46      $1,110.46       12.05%    12.05%          11.05%    11.05%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                              Exhibit 16



               EV CLASSIC NATIONAL MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/97

                            Interest Income Earned:          $420,571
 Plus                       Dividend Income Earned:
                                                            ---------
 Equal                                Gross Income:          $420,571

 Minus                                    Expenses:          $116,427
                                                            ---------
 Equal                       Net Investment Income:          $304,144

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         8,250,598
                                                            ---------
 Equal      Net Investment Income Earned Per Share:           $0.0369

                 Net Asset Value Per Share 9/30/97             $10.01

                                     30 Day Yield*:             4.46%

 Divided by          One minus the Tax Rate of 31%:              0.69
                                                            ---------
 Equal                     Tax Equivalent Yield **:             6.46%








 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0369/$10.01)+1)-1]

 ** Assuming a tax rate of 31%